Innovation to change the way we treat CNS disease February / March 2017 Nasdaq: NERV Exhibit 99.1

This presentation contains certain forward-looking statements about Minerva Neurosciences that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: the benefits, efficacy and safety of our new formulations; whether studies performed on analogs or backups of our compounds are a good predictor of the clinical efficacy of our compounds; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: the benefits, efficacy and safety of our new formulations; whether analogs or backups of our compounds are a good predictor of the clinical efficacy of our compounds; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the Securities and Exchange Commission which are available on the SEC website at www.sec.gov. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Forward-Looking Statement Safe-Harbor

Investment highlights Late-stage pipeline targets schizophrenia, major depressive disorder (MDD), insomnia and Parkinson’s Our product candidates represent true innovation in disease treatment and management by addressing significant unmet needs of large patient populations MIN-101 may change schizophrenia treatment paradigm FDA end-of-Phase 2 meeting early Q2 Initiation of Phase 3 in Q3 2017 >$91.9m million in cash 30 Sept 2016 Experienced clinical development team who have participated in more than 800 clinical studies

Our team Remy Luthringer, Ph.D., President and Chief Executive Officer Deep clinical development experience with > 150 CNS molecules Previous head of FORENAP Institute for Research in Neurosciences and Neuropsychiatry Extensive practice in clinical psychiatry, with Ph.D. in neurosciences and clinical pharmacology Geoff Race, Executive Vice President, Chief Financial Officer and Chief Business Officer Senior executive with multiple clinical and development-stage biopharmaceutical companies Expertise in mergers, acquisitions and licensing Track record in business development Michael Davidson, M.D., Chief Medical Officer Consultant to the biopharmaceutical industry, with insights into development strategy and regulatory review of CNS compounds Internationally recognized author, researcher, award recipient and thought leader Professor of Psychiatry at Sackler School of Medicine, Tel Aviv University

True differentiation in our approach Extensive knowledge of the pathology, course and impact of CNS diseases Focus on outcomes that address unmet needs (no “me-too” products) and on patient populations who will benefit from treatment with our compounds Understanding of the impact of novel MOAs and the limitations of current treatments Expertise in CNS clinical trial design and conduct

Changing the way we treat CNS diseases

MINERVA NEUROSCIENCES, INC.

Program	Origin	Primary Indications	Mechanisms of Action	Pre-clinical	Phase I	Phase II	Status	Next Steps
MIN-101	Mitsubishi Tanabe	Schizophrenia	• 5-HT2A antagonist • Sigma2 antagonist	Phase IIb completed			Results announced May & October 2016	• End of Phase II meeting with FDA scheduled early in Q2 2017 • Initiation of pivotal Phase III trial planned in Q3 2017
MIN-202	Janssen (under co-development)	Primary Insomnia Major Depressive Disorder	• Selective Orexin2 antagonist	Phase IIa completed Phase Ib completed			Results Announced January 2016 Results announced March 2016	• Phase II trial preparation underway • Next trials in insomnia disorder and MDD planned for second half of 2017
MIN-117	Mitsubishi Tanabe	Major Depressive Disorder	• 5-HT1A • 5HT transporter • Alpha-1a, b • Dopamine transporter • 5-HT2A antagonist	Phase IIa completed			Results announced May 2016	• Planning underway for next phase of clinical trials expected to begin in late 2017
MIN-301	Mind-NRG	Parkinson's Disease	• Neuregulin 1β1 activating ErbB4	Pre-clinical			Pre-clinical activities ongoing	• Filing of IND or IMPD, with Phase I expected to initiate thereafter

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MIN-101 A new paradigm for the treatment of schizophrenia

Schizophrenia: a devastating chronic disease with a high burden for patients, families and society

MINERVA NEUROSCIENCES, INC.

- **Affects ~30 million people worldwide[1]**
- **Often starts in late teens or early adulthood[2]**
- **75% patients are non-adherent to existing therapies within 2 years of being discharged from hospital[3]**
- **Medication non-adherence is the single largest factor in relapse[4]**
- **Schizophrenia: not a classic neurodegenerative disease yet associated with progressive atrophic changes**



What do we need?

Treatments that:

- Improve negative symptoms and cognition
- Free patients from debilitating side-effects
- Improve sleep

1. Global Prevalence of Schizophrenia PLOS Medicine, 2005
2. NIMH
3. Weiden PJ et al. Psychiatr Serv,1995; 46:1049-1054
4. Weiden PJ (2004), Kozma C, Grogg A et al. Psychiatr Serv, 2004, 55:886-891

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Severity of Illness Chronic Progression of Negative Symptoms & Cognitive Impairment Youth 0-18 Adult 18-40 Mature >40 Cognitive Symptoms Negative Symptoms Positive Symptoms Schizophrenia is a dynamic chronic disease - prevalence of symptoms changes over the lifetime of the patient

The unmet needs in schizophrenia Tranquilizers and antipsychotics treat Positive Symptoms delusions and hallucinations but not Cognition Negative Symptoms and have - debilitating side effects caused by blocking D2 3. Negative Symptoms - apathy - restricted social interaction - poor emotional feelings - physical and mental slowness - depressed mood 2. Impaired Cognition Brain of a patient with long-standing schizophrenia Normal brain Rate of Grey Matter Loss: None Moderate / low High Source: Business Insights, NIMH, DSM-5, Journal of Clinical Psychiatry, PNAS,

Responding to unmet needs in schizophrenia Lack of efficacy of current Rx on negative symptoms Substantial side effect burden Lack of efficacy of current Rx on cognitive decline In addition, positive symptom scores remained stable over ~9 months when patients were taking MIN-101 Unmet need MIN-101 clinical benefits (Ph IIb) A direct (not pseudo-effect) on negative symptoms and an improvement in depression in schizophrenia MIN-101 showed cognitive improvement Absence of typical side effects associated with D2 blockers

MIN-101: a new approach and MOA A unique dual MOA; 5-HT2A antagonist + Sigma2 antagonist No direct dopamine blocking, unlike most (or all) available antipsychotics Specific affinity for s2, 5-HT2A and a1-adrenergic receptors No affinity (>1000 nM) for other receptors including dopaminergic, muscarinic, cholinergic and histaminergic receptors Behavioral pharmacology is consistent with an antagonistic effect for s2 and 5-HT2A receptors

MIN-101 Phase IIb study: monotherapy, double-blind, placebo-controlled in schizophrenic patients with negative symptoms MIN-101 64mg (n = 83) Screening Treatment & Assessments ≤ 4 weeks Screening 12 week double-blind phase ‘core study’ 24 week open-label ‘extension’ phase Placebo (n = 83) MIN-101 32mg (n = 78) R MIN-101 64mg MIN-101 32mg Crossover = Randomization R

MIN-101 Phase IIb data – setting a new standard Treatment resulted in statistically significant improvement in PANSS negative symptoms and total PANSS scores Statistically superior to placebo on multiple key secondary endpoints Positive effects were specific for negative symptoms and not secondary to improvement in other symptoms or side effects MIN-101 well tolerated, with incidence and types of side effects not differing significantly from placebo; no “atypical side-effects” observed (two patients (2/162) receiving highest dose of MIN-101 discontinued based on QT prolongation)

Final results of MIN-101 Phase IIb efficacy analyses (12 weeks)

MINERVA NEUROSCIENCES, INC.

		p-value (MIN-101 vs placebo)		Effect size (MIN-101 vs placebo)	
	Endpoint at 12 weeks	32mg	64mg	32mg	64mg
Primary objective	5-Factor Negative Score (i.e., Negative Symptoms, Pentagonal Structure):	**0.0240**	**0.0036**	**0.45**	**0.57**
Secondary objectives	PANSS total score	0.0819	**0.0031**	**0.34**	**0.57**
	3-Factor Negative Score	**0.0064**	**0.0004**	**0.54**	**0.70**
	3-Factor Positive Score	0.4018	0.3067	0.16	0.20
	3-Factor General Psychopathology Score	0.2359	**0.0034**	0.23	**0.56**
	5-Factor Positive Score	0.5045	0.2146	-0.13	0.24
	5-Factor Dysphoric Mood Score	0.5644	**0.0266**	0.11	**0.43**
	5-Factor Activation Score	**0.0240**	**0.0118**	**0.44**	**0.49**
	5-Factor Autistic Preoccupation Score	0.6700	0.2408	0.08	**0.22**
	CGI-S* (severity)	0.0982	**0.0234**	**0.35**	**0.43**
	CGI-I** (improvement)	0.2378	**0.0032**	**0.33**	**0.57**
	BNSS (Brief Negative Symptom Scale)	0.0869	**0.0040**	**0.33**	**0.56**
	BACS cognition assessment (Composite T-Score)	0.0595	0.6967	**0.30**	0.06
	- Executive Function: Tower of London	0.3937	0.5995	**0.16**	**-0.10**
	- Motor Function: Token Motor Test	**0.0306**	**0.0493**	**0.42**	**0.38**
	- Motor Function: Symbol Coding Task	0.6310	0.0781	**-0.09**	**-0.33**
	- Total Verbal Fluency	**0.0076**	0.0554	**0.51**	**0.36**
	- Verbal Memory & Learning: Verbal Memory	0.1544	0.3158	0.27	0.19
	- Working Memory: Digit Sequence Task	0.0664	0.8826	**0.36**	0.03
Exploratory objectives	CDSS depression scale	0.1756	**0.0091**	**0.25**	**0.46**
	PSP personal and social performance				
	- Socially Useful Activities	0.4775	0.0601	0.14	**0.38**
	- Personal & Social Relationships	0.9174	**0.0129**	0.02	**0.53**
	- Self-care	0.1736	**0.0210**	0.27	**0.46**
	- Disturbing & Aggressive Behavior	0.0532	**0.0057**	**0.36**	**0.51**

Bold red text indicates p-value ≤ 0.05

Green text indicates moderate or large ES

* Analyzed using ranked data: change from Baseline and ES are based on observed change from baseline data

** Analyzed using ranked data; ES is based on observed data

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Efficacy: Primary endpoint – clinically meaningful effect on negative symptoms with rapid onset of effect and continuous improvement throughout the study at both doses Onset of effect observed after 2 weeks (measured at first visit) WEEK

Efficacy: Secondary endpoint (1) Improvement in negative symptoms also observed with additional measurement scale PANSS Negative Symptom Score (3 Factors) - Change from Baseline (MMRM) (ITT Population) WEEK

Efficacy: Secondary endpoint (2) Demonstrated improvement in Total PANSS driven by improvement in negative symptoms WEEK

Efficacy: Secondary endpoint (4) PANSS positive symptoms score (3 Factors) indicates MIN-101 maintains stability in positive symptoms WEEK

Extension Phase Baseline for patients who crossed from placebo to MIN-101 is start of open label (Week 12)

MIN-101C03: Negative Symptoms (Pentagonal Structure) Continued improvement over 36 weeks in both doses Baseline for Placebo-to-MIN-101 is From Start of Open Label Core Phase Extension Phase Baseline for Placebo-to-MIN-101 is From Start of Open Label (Week 12)

MIN-101C03: Positive Symptoms (3-Factors) Stable over 36 weeks in both doses Baseline for Placebo-to-MIN-101 is From Start of Open Label

MIN-202 (JNJ42847922) A drug to treat insomnia & depressive disorders by restoring physiological sleep A co-development/co-commercialisation program with;

Insomnia affects about 10% of adults and the majority of people with depression

MIN-202: Exploratory study in patients with MDD and comorbid insomnia (n=20) indicate significant improvements in key sleep metrics

Phase IIa in primary insomnia: achievement of primary endpoint of improvement in sleep efficiency complemented by increase in total sleep time Δ 8.12 % p <0.001 Δ 5.77 % p <0.001 Sleep Efficiency = (Total Sleep Time/480) * 100% PSG recording = 480 min

MIN-117 Potential for a more effective and safer treatment to address the unmet medical needs of Major Depressive Disorder patients

Unmet need in Major Depressive Disorder: treatments with faster onset and better response, without side effects

MINERVA NEUROSCIENCES, INC.

- Major depression: primary cause of disability worldwide by 2030[1]
- ~6 million patients in US with treatment- resistant depression[2]
- Only ~30% of patients achieve remission using current treatments[3]
- Current therapies have slow onset of effect; typically 4 – 8 weeks



What do we need?

Treatments that:
- Act rapidly
- Are effective in patients who do not respond to or receive only partial benefit from existing medicines
- Do not impair cognition or sexual function
- Free patients from debilitating side-effects
- Improve sleep

1. *World Health Organization, "Global Burden of Mental Disorders," 2011*
2. *IMS and Truven Health*
3. *Cleveland Clinic Journal of Medicine Volume 75. Number 1 January 2008*

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MIN-117C01: Phase IIa study design MIN-117 2.5mg (n = 21) Screening Treatment & Assessments 4 weeks Screening Day -28 to -1* 6 week double blind treatment phase 2 wk post treatment follow-up phase MIN-117 0.5mg (n = 21) R Paroxetine 20mg (n = 21) Placebo (n = 21) *Includes overlapping washout period of up to 4 weeks Study drug is double-blind and double-dummy

Phase IIa efficacy: MADRS primary endpoint Clinically meaningful effect in a depressed patient population at both doses Effect size MIN-117 0.5 mg: 0.24 MIN-117 2.5 mg: 0.34

Phase IIa efficacy: HAM-A secondary endpoint Unexpected effect on anxiety Effect size MIN-117 0.5 mg: 0.49 MIN-117 2.5 mg: 0.45

Sleep polysomnography: REM latency

MIN-301 A protein drug with disease modifying potential for the treatment of unmet medical needs in major CNS indications

Parkinson’s Disease Large and growing prevalence with huge burden to patients, families and society Caused by a cascade of events leading to the death of dopamine-generating cells Progressive and incurable Leads to lower quality of life, disability Loss of speech, mobility, cognitive abilities Lower life expectancy Treatments that; Are disease modifying Have less side effects Treat all symptoms particularly cognitive decline and not just the motor impairment What do we need? Parkinson's disease is a chronic, degenerative neurological disorder that affects one in 100 people over age 60. The average age at onset is 60 There is no objective test, or biomarker Estimates of the number of people living with the disease vary but recent research indicates that at least one million people in the US and more than 5 million worldwide have the disease

Animal models (non-human primates): Effect of treatment on abnormal involuntary movements scale (AIMS) Clear MPTP-induced increase in AIMS scores Scores in MIN-301-treated animals lower during low MPTP (< 1 mg/kg) induction as compared to placebo ■ Saline ○ MIN-301 Start MPTP 1 mg / kg Increase MPTP 1.5 mg / kg

Upcoming milestones and value drivers Program Primary Indication Status MIN-101 Schizophrenia End of Phase II meeting with FDA in early Q2 2017 Initiation of pivotal Phase III trial planned in Q3 2017 MIN-202 Primary Insomnia and Major Depressive Disorder Phase II trial preparation underway Next trials in insomnia disorder and MDD planned in 2017 MIN-117 Major Depressive Disorder Planning underway for next phase of clinical trials expected to begin in 2017 MIN-301 Parkinson’s Disease IND or IMPD, with Phase I expected to initiate thereafter

Financial position ~$91.9 million cash balance (cash, cash equivalents and marketable securities) at September 30, 2016 sufficient to fund operations into 2018 2016 quarterly R&D expense (Q1 – Q3) : approx. $2.7m - $5.9m Shares outstanding at October 28, 2016: ~34.8 million (~40.8 million fully diluted)